TAX SHARING AGREEMENT


THIS AGREEMENT is entered into by and between ING AMERICA INSURANCE HOLDINGS, INC. ("ING") and each of its undersigned subsidiaries (the "Subsidiaries", or in the singular "Subsidiary").

                                   WITNESSETH:


WHEREAS, ING and/or some or all of the Subsidiaries may join in the filing of a state or local tax return on a consolidated, combined or unitary basis; and

WHEREAS, it is desirable for the Subsidiaries and ING to enter into this Tax Sharing Agreement ("Agreement") to provide for the manner of computation of the amounts and timing of payments among them, and various related matters;

NOW, THEREFORE, in consideration of the agreements contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.   APPLICABILITY
     -------------

          The parties intend that the provisions of this Agreement shall apply to situations in which a state or local franchise, income tax or other tax return based on, or measured by, net income ("state or local income tax return") is filed on behalf of more than one party to this Agreement on a consolidated, combined, or unitary basis (each company participating in such a return is referred to herein as a "Group Member"). ING is hereby authorized to determine, in its sole discretion, whether any of the Subsidiaries will be included in the filing of a consolidated, combined, or unitary state or local income tax return, or whether any Subsidiary will file a separate, stand-alone state or local income tax return, in states where the choice is available.

2.   ALLOCATION OF LIABILITY
     -----------------------

          For each taxable year during which a consolidated, combined or unitary state or local income tax return is filed, each Group Member will pay to the Designated Lead Company of such group an amount determined as follows:

               i.) Where the tax liability of the group of companies is calculated by reference to the consolidated, combined, or unitary apportionment or allocation factors of the group as a whole, the amount of tax liability payable by each Group Member will be determined on the basis of its proportional share of the total group's apportionment or allocation factor. Each Group Member generating tax losses or credits, including any carryovers thereof, will be paid for such losses or credits as they are recognized and actually utilized to reduce the total tax liability of the group.

               ii.) Where the tax liability of the group of companies is calculated for each Group Member on a separate company basis utilizing separate company apportionment or allocation factors, the amount of tax liability payable by each Group Member will be an amount equal to its separate company tax liability. Separate company losses or credits, and any carryovers thereof, will only be recognized and paid for at the time, and to the extent, that they are utilized in the reduction of the consolidated, combined or unitary taxable income of the group.

               iii.) In those situations in which ING or any of the Subsidiaries files separate, stand-alone state or local income tax returns, each such party will be solely responsible for all taxes, additions to tax, penalties, and interest associated with such stand-alone filings.

               iv.) Unless specifically approved in writing, all payments made pursuant to this Agreement by a Group Member shall be made by that Group Member, and not by any other company or business unit on its behalf.

3.   SEPARATE RETURN YEARS
     ---------------------

          To the extent any portion of a tax loss or credit of a consolidated, combined or unitary group is carried back or carried forward to a separate return year of a Group Member (whether by operation of law or at the discretion of the Designated Lead Company) the Group Member shall not be entitled to payment from the Designated Lead Company with respect thereto. This shall be the case whether or not the Group Member actually receives payment for the benefit of such tax loss or credit from the applicable tax authority or otherwise.

4.   INSTALLMENT PAYMENTS
     --------------------

          a. During and following a taxable year in which Group Members are included in a state or local income tax return filed on a consolidated, combined or unitary basis, each shall pay to the Designated Lead Company, or receive from the Designated Lead Company, as the case may be, installment payments of the amount determined pursuant to section 2 of this Agreement. Payments shall made by or to each Group Member in amounts that produce, on a group basis, cumulative installments consistent with the payment rules of the applicable taxing authority. Payments shall be made to/by each Group Member to/by the Designated Lead Company within 30 days of the installment payment date mandated by the applicable taxing authority. The Designated Lead Company may revise the schedule of installment payments set forth in this paragraph, and may provide for annual rather than quarterly payments in cases where amounts due fall below a certain threshold, although any such change shall be prospective and shall not take effect prior to written notice to the Group Members.

          b. The Designated Lead Company shall pay to the applicable taxing authority all required installments of state or local estimated taxes pursuant to applicable provisions of state or local law on behalf of itself and each Group Member. The Designated Lead Company shall have the sole right to determine the amount of each such tax payment with respect to the group's tax liability for the taxable year.

          c. Should the amount of any tax payment made by the Designated Lead Company under this section to the taxing authority exceed the sum of installment payments made by all Group Members for any corresponding installment date, the Designated Lead Company may, in its sole discretion, determine each Group Member's fair and reasonable share of that excess, and notify each Group Member thereof. The amount of such excess amount shall be paid over to the Designated Lead Company within 15 business days of the date of notification.

          d. If a penalty or an addition to tax for underpayment of estimated taxes is imposed on the group with respect to any required installment under applicable state or local law, the Designated Lead Company shall, in its sole discretion, determine the amount of each Group Member's share of such penalty or addition to tax, which amount shall be paid over to the Designated Lead Company within 15 business days of the date of notification.

5.   ADJUSTED RETURNS
     ----------------

          If any adjustments are made to the consolidated, combined or unitary returns for a taxable year, whether by reason of the filing of an amended return, or a claim for refund with respect to such taxable year, or an audit with respect to such taxable year, the amounts due under this Agreement for such taxable year shall be redetermined by the Designated Lead Company taking into account such adjustments. If, as a result of such redetermination, any amounts due under this Agreement shall differ from the amounts previously paid, then, except as provided in section 6 hereof, payment of such difference shall be made by each Group Member to the Designated Lead Company, or by the Designated Lead Company to the Group Member, as the case may be, (a) in the case of an adjustment resulting in a refund or credit, not later than thirty (30) days after the date on which such refund is received or credit is allowed with respect to such adjustment or (b) in the case of an adjustment resulting in the assertion of a deficiency, not later than thirty (30) days after the Group Member is notified of the deficiency. Any amounts due to or from a Group Member under this section shall be determined with respect to such refund or deficiency taking into account any penalties, interest or other additions to tax which may be imposed. ING shall indemnify each Subsidiary in the event the taxing authority levies upon such Subsidiary's assets for unpaid taxes in excess of the amount required to be paid by such Subsidiary in relation to a consolidated, combined or unitary return filed pursuant to this Agreement.

6.   PROCEDURAL MATTERS
     ------------------

          The Designated Lead Company shall prepare and file the consolidated, combined or unitary state or local return and any other returns, documents or statements required to be filed with the appropriate jurisdiction, with respect to the determination of the tax liability of the filing group. In its sole discretion, the Designated Lead Company shall have the right with respect to any return which it has filed or will file, (a) to determine (i) the manner in which such returns, documents or statements shall be prepared and filed, including, without limitation, the manner in which any item of income, gain, loss, deduction or credit shall be reported, (ii) whether any extensions may be requested and (iii) the elections that will be made by any Group Member, (b) to contest, compromise or settle any adjustment or deficiency proposed, asserted or assessed as a result of any audit of such returns by the taxing authority, (c) to file, prosecute, compromise or settle any claim for refund and (d) to determine whether any refunds to which the filing group may be entitled shall be paid by way of refund or credited against the tax liability of the group. Each Group Member hereby irrevocably appoints the Designated Lead Company as its agent and attorney-in-fact to take such action (including the execution of documents) as the Designated Lead Company may deem appropriate to effect the foregoing.

7.   ADDITIONAL MEMBERS
     ------------------

          If future subsidiaries are acquired or created and they participate in the consolidated, combined or unitary filing, such subsidiaries shall join in and be bound by this Agreement. This section will also apply to subsidiaries that are not eligible immediately to join the filing group, when they become eligible to join the filing group.

8.   COMPANIES LEAVING GROUP
     -----------------------

          Except as specifically treated to the contrary herein, a Group Member shall be treated as having withdrawn from this Agreement upon the signing of a letter of intent or a definitive agreement to sell the Group Member. Amounts payable to or receivable from Designated Lead Company shall be recomputed with respect to the withdrawing Group Member, including an estimate of the remaining taxes actually payable or receivable upon the filing of the tax return for the year of withdrawal, as of the last day such Group Member is a member of the group. Any amounts so computed as due to or from the Designated Lead Company to or from Group Member shall be paid prior to its leaving the group, provided, however, that any deficiency or excess of taxes determined on the basis of the tax return filed for the year of withdrawal, and paid to or from
          Designated Lead Company related to the tax liability of the withdrawing Group Member for the portion of the year of withdrawal during which it had been a member of the affiliated group, shall be settled not later than November 15 of the year following the year of the date of withdrawal.

          The extent to which Designated Lead Company or such Group Member is entitled to any other payments as a result of adjustments, as provided in section 5 hereof, determined after such Group Member has left the affiliated group but affecting any taxable year during which this Agreement was in effect with respect to the Designated Lead Company and such Group Member, shall be provided for pursuant to a separate written agreement between ING and the former Group Member or its new owner, or in the absence of such agreement, pursuant to the provision of section 5 hereof. Tax benefits arising from the carry back of losses or credits of the former Group Member to tax years during which it was a member of the group shall not be refunded to the Group Member, unless specifically provided for pursuant to a separate written agreement between ING and the former Group Member, or its new owner.

9.   BOOKS AND RECORDS
     -----------------

          The books, accounts and records of ING and the Subsidiaries shall be maintained so as to provide clearly and accurately the information required for the operation of this Agreement. Notwithstanding termination of this Agreement, all materials including, but not limited to, returns, supporting schedules, workpapers, correspondence and other documents relating to the combined, consolidated or unitary tax return shall be made available to ING and/or any Subsidiary during regular business hours. Records will be retained by ING and by each Subsidiary, in a manner satisfactory to ING, adequate to comply with any audit request by the appropriate State or local taxing authority, and, in any event to comply with any record retention agreement entered into by ING or any Subsidiary with such taxing authority.

10.  ESCROW AGREEMENTS
     -----------------


          The parties hereto agree that, to the extent required by applicable law, they shall enter into and file with appropriate jurisdictions any escrow agreements or similar contractual arrangements with respect to the taxes covered by this Agreement. The terms of such agreements shall, to the extent set forth therein, and with respect to the parties thereto, prevail over the terms of this Agreement.

11.  TERMINATION
     -----------

          This Agreement shall be terminated if ING and the Subsidiaries agree in writing to such termination.

12.  ADMINISTRATION
     --------------

          This Agreement shall be administered by the Vice President of Taxes of ING or, in his/her absence, by any other officer of ING so designated by the Controller of ING. Disputes between ING and any Subsidiary shall be resolved by the Vice President of Taxes of ING or other designated officer and the senior financial officer of each Subsidiary involved in the dispute. Should ING, in its sole discretion, determine that any provision of this Agreement cannot be applied practicably to any item or any part of any state or local income tax return, ING shall apply a reasonable rule of operation in such situation, as determined in its sole discretion, but predicated on the principle of equitable sharing of the tax impact of such item among those parties included in the tax return responsible for such tax impact. ING and the Subsidiaries each agree to indemnify any party to this agreement for any loss or other injury sustained as a result of errors or omissions committed by ING or one of the Subsidiaries in connection with this Agreement.

13.  PERIOD COVERED
     --------------

          This Agreement shall be effective with respect to each party thereto upon signing by such party, and shall supersede all previous agreements between ING and any Subsidiary with respect to the matters contained herein and such previous agreement shall thereupon terminate. The Agreement shall apply to the taxable year 2001, to all prior taxable years which are open to adjustments as provided in section 5 hereof (to the extent not subject to any separate tax sharing agreement) and to all subsequent periods unless and until amended or terminated, as provided in section 11 hereof.


IN WITNESS WHEREOF, the parties hereto have executed this Tax Sharing Agreement.



ING America Insurance Holdings, Inc.                       By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Treasurer


Cyberlink Development, LLC                                 By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Vice President and Treasurer


GAC Capital, Inc.                                          By:      /s/  Boyd Combs
                                                                    -------------------------------------
                                                                    Name:  Boyd Combs
                                                                    Title:


ING America Life Corporation                               By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Vice President and Treasurer


ING Fund Services Co., LLC                                 By:      /s/  Lydia L. Homer
                                                                    -------------------------------------
                                                                    Name:  Lydia L. Homer
                                                                    Title:  Senior Vice President and Controller


ING Mutual Funds Management Co., LLC
(merged into ING Investments, LLC in 2001)                 By:      /s/  Lydia L. Homer
                                                                    -------------------------------------
                                                                    Name:  Lydia L. Homer
                                                                    Title:  Senior Vice President and Controller


ING North America Insurance Corporation                    By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name: David Pendergrass
                                                                    Title:  Vice President and Treasurer


Life of Georgia Agency, Inc.                               By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Vice President and Treasurer


                                       7

Life Insurance Company of Georgia                          By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Vice President and Treasurer


Lion Custom Investments, LLC                               By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Vice President and Treasurer


Lion II Custom Investments, LLC                            By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Vice President and Treasurer


MIA Office Americas, Inc.                                  By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Vice President and Treasurer


Orange Investment Enterprises, Inc.                        By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Vice President and Treasurer


QuickQuote, Inc.                                           By:      /s/  Boyd Combs
                                                                    -------------------------------------
                                                                    Name:  Boyd Combs
                                                                    Title:


QuickQuote Financial, Inc.                                 By:      /s/  Eric Banta
                                                                    -------------------------------------
                                                                    Name:  Eric Banta
                                                                    Title:  Assistant Secretary


QuickQuote Systems, Inc.                                   By:      /s/  Eric Banta
                                                                    -------------------------------------
                                                                    Name:  Eric Banta
                                                                    Title:  Assistant Secretary


Southland Life Insurance Company                           By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Vice President and Treasurer


                                       8


Springstreet Associates, Inc.                              By:      /s/  Boyd Combs
                                                                    -------------------------------------
                                                                    Name:  Boyd Combs
                                                                    Title:


First Columbine Life Insurance Company                     By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Vice President and Treasurer


First Secured Mortgage Deposit Corporation                 By:      /s/  Jeffrey William Seel
                                                                    -------------------------------------
                                                                    Name:  Jeffrey William Seel
                                                                    Title:  President and Director


First ING Life Insurance Company of New York               By:      /s/  Eric G. Banta
                                                                    -------------------------------------
                                                                    Name:  Eric G. Banta
                                                                    Title:  Secretary


ING America Equities, Inc.                                 By:      /s/  Paula Cludray-Engelke
                                                                    -------------------------------------
                                                                    Name:  Paula Cludray-Engelke
                                                                    Title:  Secretary


Midwestern United Life Insurance Company                   By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Vice President and Treasurer


Security Life of Denver Insurance Company                  By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title: Vice President and Treasurer


Security Life Assignment Corporation                       By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Vice President and Treasurer


UC Mortgage Corp                                           By:      /s/  Boyd Combs
                                                                    -------------------------------------
                                                                    Name:  Boyd Combs
                                                                    Title:


                                       9


ING Brokers Network, LLC (fka ING                          By:      /s/  Miles Z. Gordon
Advisors Network, Inc.)                                             -------------------------------------
                                                                    Name:  Miles Z. Gordon
                                                                    Title:  Director


ING Insurance Agency, Inc.                                 By:      /s/  John S. Simmers
                                                                    -------------------------------------
                                                                    Name:  John S. Simmers
                                                                    Title:  Chief Executive Officer


IFG Advisory Services, Inc. (aka Associated                By:      /s/  Glenn Black
                                                                    -------------------------------------
Financial Planners, Inc.)                                           Name:  Glenn Black
                                                                    Title:  Vice President, Taxation



Carnegie Financial Corporation                             By:      /s/  E. Paul Stewart
                                                                    -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


Carnegie Securities Corporation                            By:      /s/  E. Pual Stewart
                                                                    -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


Compulife Agency, Inc.                                     By:      /s/  E. Pual Stewart
                                                                    -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


Compulife, Inc.                                            By:      /s/  Boyd Combs
                                                                    -------------------------------------
                                                                    Name:  Boyd Combs
                                                                    Title:


Compulife Investor Services, Inc.                          By:      /s/  Joesph J. Elmy
                                                                    -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


IFG Advisory, Inc.                                         By:      /s/  E. Paul Stewart
                                                                    -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


IFG Agency, Inc.                                           By:      /s/  E. Paul Stewart
                                                                    -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


                                       10


IFG Agency of Ohio, Inc.                                   By:      /s/  E. Paul Stewart
                                                                    -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


IFG Brokerage Corp.                                        By:      /s/  E. Paul Stewart
                                                                    -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


IFG Insurance Agency of Massachusetts, Inc.                By:      /s/  E. Paul Stewart
                                                                    -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


IFG Insurance Services, Inc.                               By:      /s/  E. Paul Stewart
                                                                    -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


IFG Insurance Services of Alabama, Inc.                    By:      /s/  E. Paul Stewart
                                                                    -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


IFG Network, Inc.                                          By:      /s/  E. Paul Stewart
                                                                    -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


IFG Network Securities, LLC                                By:      /s/  Glenn Black
                                                                    -------------------------------------
                                                                    Name:  Glenn Black
                                                                    Title:  Vice President and Tax Officer


IFG Services, Inc.                                         By:      /s/  E. Paul Stewart
                                                                    -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


                                       11


Investors Financial Group, LLC                             By:      /s/  E. Paul Stewart
                                                                    -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


Investors Financial Planning, Inc.                         By:      /s/  E. Paul Stewart
                                                                    -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


National Alliance for Independent Portfolio                By:      /s/  E. Paul Stewart
Managers, Inc.                                                      -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


Pennington, Bass & Associates, Inc.                        By:      /s/  E. Paul Stewart
                                                                    -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


Planned Investments, Inc.                                  By:      /s/  E. Paul Stewart
                                                                    -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


Planned Investment Resources, Inc.                         By:      /s/  E. Paul Stewart
                                                                    -------------------------------------
                                                                    Name:  E. Paul Stewart
                                                                    Title:  Treasurer


MFSC Insurance Agency of California, Inc.                  By:      /s/  Douglas G. Temple-Trujillo
                                                                    -------------------------------------
                                                                    Name:  Douglas G. Temple-Trujillo
                                                                    Title:  Director


MFSC Insurance Agency of Massachusetts, Inc.               By:      /s/  Boyd Combs
                                                                    -------------------------------------
                                                                    Name:  Boyd Combs
                                                                    Title:


MFSC Insurance Agency of Nevada, Inc.                      By:      /s/  Douglas G. Temple-Trujillo
                                                                    -------------------------------------
                                                                    Name:  Douglas G. Temple-Trujillo
                                                                    Title:  Director


                                       12


MFSC Insurance Agency of Ohio, Inc.                        By:      /s/  Douglas G. Temple-Trujillo
                                                                    -------------------------------------
                                                                    Name:  Douglas G. Temple-Trujillo
                                                                    Title:  Director


MFSC Insurance Agency of Texas, Inc.                       By:      /s/  Boyd Combs
                                                                    -------------------------------------
                                                                    Name:  Boyd Combs
                                                                    Title:


Multi-Financial Group, Inc.                                By:      /s/  Douglas G. Temple-Trujillo
                                                                    -------------------------------------
                                                                    Name:  Douglas G. Temple-Trujillo
                                                                    Title:  Director


Multi-Financial Securities Corporation                     By:      /s/  Douglas G. Temple-Trujillo
                                                                    -------------------------------------
                                                                    Name: Douglas G. Temple-Trujillo
                                                                    Title:  Director


PMG Agency, Inc.                                           By:      /s/  Luke F. Baum
                                                                    -------------------------------------
                                                                    Name:  Luke F. Baum
                                                                    Title:  Vice President


VESTAX Capital Corporation                                 By:      /s/  Valerie G. Brown
                                                                    -------------------------------------
                                                                    Name:  Valerie G. Brown
                                                                    Title:  Director


VESTAX Securities Corporation                              By:      /s/  Luke F. Baum
                                                                    -------------------------------------
                                                                    Name:  Luke F. Baum
                                                                    Title:  Vice President, Chief Operating Officer and SROP


VTX Agency, Inc.                                           By:      /s/  R. Jack Conley
                                                                    -------------------------------------
                                                                    Name:  R. Jack Conley
                                                                    Title:  Vice President, Secretary and Treasurer


VTX Agency of Massachusetts, Inc.                          By:      /s/  R. Jack Conley
                                                                    -------------------------------------
                                                                    Name:  R. Jack Conley
                                                                    Title:  Vice President, Secretary and Treasurer


                                       13


VTX Agency of Michigan, Inc.                               By:      /s/  R. Jack Conley
                                                                    -------------------------------------
                                                                    Name:  R. Jack Conley
                                                                    Title:  Vice President, Secretary and Treasurer


VTX Agency of Texas, Inc.                                  By:      /s/  Luke F. Baum
                                                                    -------------------------------------
                                                                    Name:  Luke F. Baum
                                                                    Title:  President, Secretary and Treasurer


ING Payroll Management, Inc.                               By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title: Treasurer


Directed Services, Inc.                                    By:      /s/  Ann Marie Lynch
                                                                    -------------------------------------
                                                                    Name:  Ann Marie Lynch
                                                                    Title:  Vice President


Equitable of Iowa Companies, Inc.                          By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Vice President and Treasurer


ING Funds Distributor, Inc. (fka ING Pilgrim               By:      /s/  Lydia L. Homer
Securities, Inc.; fka Pilgrim Securities, Inc.)                     -------------------------------------
                                                                    Name:   Lydia L. Homer
                                                                    Title:  Senior Vice President and Controller


Locust Street Securities, Inc.                             By:      /s/  Jacqueline C. Conley
                                                                    -------------------------------------
                                                                    Name:  Jacqueline C. Conley
                                                                    Title:  Vice President, Compliance


LSSI, Inc.                                                 By:      /s/  Jacqueline C. Conley
                                                                    -------------------------------------
                                                                    Name:  Jacqueline C. Conley
                                                                    Title:  Secretary


LSSI Massachusetts Insurance Agency, Inc.                  By:      /s/  Karl Lindberg
                                                                    -------------------------------------
                                                                    Name:  Karl Lindberg
                                                                    Title:   President and Secretary


                                       14


LSSI North Carolina, Inc.                                  By:      /s/  Karl Lindberg
                                                                    -------------------------------------
                                                                    Name:  Karl Lindberg
                                                                    Title:  President and Secretary


LSSI Nevada, Inc.                                          By:      /s/  Jacqueline C. Conley
                                                                    -------------------------------------
                                                                    Name:  Jacqueline C. Conley
                                                                    Title:  Secretary


LSSI Ohio Agency, Inc.                                     By:      /s/  Karl S. Lindberg
                                                                    -------------------------------------
                                                                    Name:  Karl S. Lindberg
                                                                    Title:  Vice President and Secretary


LSSI Texas, Inc.                                           By:      /s/  Jacqueline C. Conley
                                                                    -------------------------------------
                                                                    Name:  Jacqueline C. Conley
                                                                    Title:  Secretary


ReliaStar Financial Corp.                                  By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Vice President and Treasurer


Bancwest Insurance Agency, Inc.                            By:      /s/  Paula Cludray-Engelke
                                                                    -------------------------------------
                                                                    Name:  Paula Cludray-Engelke
                                                                    Title:  Assistant Secretary


Washington Square Securities, Inc.                         By:      /s/  Joseph J. Elmy
                                                                    -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


Washington Square Insurance Agency, Inc. (MA)              By:      /s/  Joseph J. Elmy
                                                                    -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


Washington Square Insurance Agency, Inc. (TX)              By:      /s/  Joseph J. Elmy
                                                                    -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


                                       15


Washington Square Insurance Agency, Inc. (NM)              By:      /s/  Joseph J. Elmy
                                                                    -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


Washington Square Insurance Agency, Inc. (OH)              By:      /s/  Joseph J. Elmy
                                                                    -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


PrimeVest Financial Services, Inc.                         By:      /s/  Joseph J. Elmy
                                                                    -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


PrimeVest Insurance Agency of Alabama, Inc.                By:      /s/  Kevin P. Mass
                                                                    -------------------------------------
                                                                    Name:  Kevin P. Maas
                                                                    Title:  Secretary


PrimeVest Insurance Agency of New Mexico, Inc.             By:      /s/  Kevin P. Mass
                                                                    -------------------------------------
                                                                    Name:  Kevin P. Maas
                                                                    Title:  Secretary


PrimeVest Insurance Agency of Ohio, Inc.                   By:      /s/  Kevin P. Mass
                                                                    -------------------------------------
                                                                    Name:  Kevin P. Maas
                                                                    Title:  Secretary


PrimeVest Insurance Agency of Oklahoma, Inc.               By:      /s/  Kevin P. Mass
                                                                    -------------------------------------
                                                                    Name:  Kevin P. Maas
                                                                    Title:  Secretary


PrimeVest Insurance Agency of Texas, Inc.                  By:      /s/  LeAnn Rummel McCool
                                                                    -------------------------------------
                                                                    Name:  LeAnn Rummel McCool
                                                                    Title:  Sole Director and President, Secretary and
                                                                       Treasurer


                                       16


Branson Insurance Agency, Inc.                             By:      /s/  Kevin P. Mass
                                                                    -------------------------------------
                                                                    Name:  Kevin P. Maas
                                                                    Title:  Secretary


Express America TC, Inc.                                   By:      /s/  Lydia L. Homer
                                                                    -------------------------------------
                                                                    Name:  Lydia L. Homer
                                                                    Title:  Senior Vice President and Controller


EAMC Liquidation Corp.                                     By:      /s/  Lydia L. Homer
                                                                    -------------------------------------
                                                                    Name:  Lydia L. Homer
                                                                    Title:  Senior Vice President and Controller


Granite Investment Services, Inc.                          By:      /s/  Joseph J. Elmy
                                                                    -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


ReliaStar Investment Research, Inc.                        By:      /s/  Joseph J. Elmy
                                                                    -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


ReliaStar Payroll Agent, Inc.                              By:      /s/  Paula Cludray-Engelke
                                                                    -------------------------------------
                                                                    Name:  Paula Cludray-Engelke
                                                                    Title:  Secretary


ING Capital Corporation, LLC (fka ING Pilgrim Capital      By:      /s/  Lydia L. Homer
Corporation; fka Pilgrim Capital Corporation; fka                   -------------------------------------
Pilgrim Holdings Corporation)                                       Name:  Lydia L. Homer
                                                                    Title:  Senior Vice President and Controller

ING Pilgrim Funding, Inc. (fka Pilgrim Funding, Inc.)      By:      /s/  Lydia L. Homer
                                                                    -------------------------------------
                                                                    Name:   Lydia L. Homer
                                                                    Title:  Senior Vice President and Controller


ING Funds Services, LLC (fka ING Pilgrim Group,            By:      /s/  Lydia L. Homer
LLC; fka Pilgrim Group, LLC)                                        -------------------------------------
                                                                    Name:  Lydia L. Homer
                                                                    Title:  Senior Vice President and Controller


                                       17


ING Investments, LLC (fka ING Pilgrim Investments, LLC;    By:      /s/  Lydia L. Homer
fka Pilgrim Investments, Inc.)                                      -------------------------------------
                                                                    Name:   Lydia L. Homer
                                                                    Title:  Senior Vice President and Controller

ING Re Underwriters, Inc. (fka ReliaStar Managing          By:      /s/  Paula Cludray-Engelke
Underwriters, Inc.)                                                 -------------------------------------
                                                                    Name:  Paula Cludray-Engelke
                                                                    Title:  Secretary

ING National Trust (fka ReliaStar National Trust Company)  By:      /s/  Robert J. Scalise
                                                                    -------------------------------------
                                                                    Name:  Robert J. Scalise
                                                                    Title:  Assistant Vice President, Finance


Northeastern Corporation                                   By:      /s/  Boyd Combs
                                                                    -------------------------------------
                                                                    Name:  Boyd Combs
                                                                    Title:


Successful Money Management Seminars, Inc.                 By:      /s/  Duane Pfaff
                                                                    -------------------------------------
                                                                    Name:  Duane Pfaff
                                                                    Title:  Vice President


Financial Northeastern Corporation                         By:      /s/  Paula Cludray-Engelke
                                                                    -------------------------------------
                                                                    Name:   Paula Cludray-Engelke
                                                                    Title:  Secretary


FNC Insurance Services, Inc.                               By:      /s/  Jeffrey P. Zage
                                                                    -------------------------------------
                                                                    Name:  Jeffrey P. Zage
                                                                    Title:  Secretary


Financial Northeastern Securities, Inc.                    By:      /s/  Joseph J. Elmy
                                                                    -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title: Tax Officer


Guaranty Brokerage Services, Inc. (fka Split Rock          By:      /s/  Joseph J. Elmy
Financial, Inc.; fka Bisys Brokerage Services, Inc.)                -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


                                       18


Bancwest Investment Services, Inc.                         By:      /s/  Joseph J. Elmy
                                                                    -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


Washington Square Insurance Agency, Inc. (AL)              By:      /s/  Joseph J. Elmy
                                                                    -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


Lexington Funds Distributor, Inc.                          By:      /s/  Lydia L. Homer
                                                                    -------------------------------------
                                                                    Name:  Lydia L. Homer
                                                                    Title:  Senior Vice President and Controller


ING Advisors, Inc. (fka ING Pilgrim Advisors; fka ING      By:      /s/  Lydia L. Homer
Lexington Management Corporation)                                   -------------------------------------
                                                                    Name:   Lydia L. Homer
                                                                    Title:  Senior Vice President and Controller


Lion Connecticut Holdings Inc.                             By:      /s/  Joseph J. Elmy
                                                                    -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Vice President and Tax Officer


Aetna Financial Services, Inc.                             By:      /s/  Paula Cludray-Engelke
                                                                    -------------------------------------
                                                                    Name:  Paula Cludray-Engelke
                                                                    Title:  Secretary


ING Insurance Services Holding Company, Inc. (fka Aetna    By:      /s/  Joseph J. Elmy
Insurance Agency Holding Co., Inc.)                                 -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


ING Insurance Services, Inc. (fka Aetna Insurance          By:      /s/  Joseph J. Elmy
Agency, Inc.)                                                       -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


ING Insurance Services of Alabama, Inc. (fka Aetna         By:      /s/  Joseph J. Elmy
Insurance Agency of Alabama, Inc.)                                  -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


                                       19


ING Insurance Services of Massachusetts, Inc. (fka Aetna   By:      /s/  Joseph J. Elmy
Insurance Agency of Massachusetts, Inc.)                            -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title: Tax Officer


Aetna Insurance Agency of Ohio, Inc.                       By:      /s/  Boyd Combs
                                                                    -------------------------------------
                                                                    Name:  Boyd Combs
                                                                    Title:


ING Retail Holding Company, Inc. (fka Aetna Retail         By:      /s/  Joseph J. Elmy
Holding Company, Inc.)                                              -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


ING Retirement Services, Inc. (fka Aetna Retirement        By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Vice President and Treasurer


ING Retirement Holdings, Inc. (fka Aetna Retirement        By:      /s/  David Pendergrass
Holdings, Inc.)                                                     -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Senior Vice President and Treasurer


ING Insurance Services Holding Company, Inc. (fka Aetna    By:      /s/  Joseph J. Elmy
Service Holding Company, Inc.                                       -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


Systematized Benefits Administrators, Inc.                 By:      /s/  Joseph J. Elmy
                                                                    -------------------------------------
                                                                    Name:  Joseph J. Elmy
                                                                    Title:  Tax Officer


FNI International, Inc.                                    By:      /s/  John S. Simmers
                                                                    -------------------------------------
                                                                    Name:  John S. Simmers
                                                                    Title:  Corporate Secretary


Financial Network Investment Corporation                   By:      /s/  John S. Simmers
                                                                    -------------------------------------
                                                                    Name:  John S. Simmers
                                                                    Title:  Corporate Secretary


                                       20


FN Insurance Services, Inc.                                By:      /s/  John S. Simmers
                                                                    -------------------------------------
                                                                    Name:  John S. Simmers
                                                                    Title:  Executive Vice President and Secretary


FN Insurance Agency of Massachusetts, Inc.                 By:      /s/  John S. Simmers
                                                                    -------------------------------------
                                                                    Name:  John S. Simmers
                                                                    Title:  Secretary


FN Insurance Agency of New  Jersey, Inc.                   By:      /s/  John S. Simmers
                                                                    -------------------------------------
                                                                    Name: John S. Simmers
                                                                    Title:  Corporate Secretary


FN Insurance Services of Nevada, Inc.                      By:      /s/  John S. Simmers
                                                                    -------------------------------------
                                                                    Name:  John S. Simmers
                                                                    Title:  Secretary


FN Insurance Services of Alabama, Inc.                     By:      /s/  John S. Simmers
                                                                    -------------------------------------
                                                                    Name:  John S. Simmers
                                                                    Title:  Secretary


FN Insurance Agency of Kansas, Inc.                        By:      /s/  John S. Simmers
                                                                    -------------------------------------
                                                                    Name:  John S. Simmers
                                                                    Title:  Corporate Secretary


ING International Insurance Holdings, Inc. (fka Aetna      By:      /s/  Lena A. Rabbitt
                                                                    -------------------------------------
International, Inc.)                                                Name: Lena A. Rabbitt
                                                                    Title:  Assistant Secretary


ING International Nominee Holdings, Inc. (fka AE Five,     By:      /s/  Lena A. Rabbitt
Incorporated)                                                       -------------------------------------
                                                                    Name: Lena A. Rabbitt
                                                                    Title:  Assistant Secretary


ALICA Holdings, Inc.                                       By:      /s/  David Pendergrass
                                                                    -------------------------------------
                                                                    Name:  David Pendergrass
                                                                    Title:  Vice President and Treasurer


                                       21


Aetna Capital Holdings, Inc.                               By:      /s/  Scott Burton
                                                                    -------------------------------------
                                                                    Name  Scott Burton
                                                                    Title:  Assistant Secretary


Aetna International Fund Management, Inc.                  By:      /s/  Scott Burton
                                                                    -------------------------------------
                                                                    Name  Scott Burton
                                                                    Title:  Assistant Secretary


Financial Network Investment Corporation of Hawaii         By:      /s/  John S. Simmers
                                                                    -------------------------------------
                                                                    Name:  John S. Simmers
                                                                    Title:  Secretary


Financial Network Investment Corporation of Hilo, Inc.     By:      /s/  John S. Simmers
                                                                    -------------------------------------
                                                                    Name:  John S. Simmers
                                                                    Title:  Corporate Secretary


Financial Network Investment Corporation Of Honolulu       By:      /s/  John S. Simmers
                                                                    -------------------------------------
                                                                    Name:  John S. Simmers
                                                                    Title:  Corporate Secretary


Financial Network Investment Corporation of Kauai, Inc.    By:      /s/  John S. Simmers
                                                                    -------------------------------------
                                                                    Name:  John S. Simmers
                                                                    Title:  Corporate Secretary


Financial Network Investment Corporation of Puerto Rico,   By:      /s/  John S. Simmers
Inc.                                                                -------------------------------------
                                                                    Name:  John S. Simmers
                                                                    Title:  Corporate Secretary


FN Insurance Services of HI, Inc.                          By:      /s/  John S. Simmers
                                                                    -------------------------------------
                                                                    Name:  John S. Simmers
                                                                    Title:  Vice President and Corporate Secretary


ReliaStar Life Insurance Company                           By:      /s/  Paula Cludray-Engelke
                                                                    -------------------------------------
                                                                    Name:  Paula Cludray-Engelke
                                                                    Title:  Secretary


                                       22


Northern Life Insurance Company                            By:      /s/  Paula Cludray-Engelke
                                                                    -------------------------------------
                                                                    Name:  Paula Cludray-Engelke
                                                                    Title:  Secretary


Security-Connecticut Life Insurance Company                By:      /s/  Paula Cludray-Engelke
                                                                    -------------------------------------
                                                                    Name:  Paula Cludray-Engelke
                                                                    Title:  Secretary


ING Life Insurance and Annuity Company                     By:      /s/  Paula Cludray-Engelke
                                                                    -------------------------------------
                                                                    Name:  Paula Cludray-Engelke
                                                                    Title: Secretary


ING Insurance Company of America                           By:      /s/  Paula Cludray-Engelke
                                                                    -------------------------------------
                                                                    Name:  Paula Cludray-Engelke
                                                                    Title:  Secretary


Equitable Life Insurance Company of Iowa                   By:      /s/  Paula Cludray-Engelke
                                                                    -------------------------------------
                                                                    Name:  Paula Cludray-Engelke
                                                                    Title:  Secretary


USG Annuity & Life Company                                 By:      /s/  Paula Cludray-Engelke
                                                                    -------------------------------------
                                                                    Name:  Paula Cludray-Engelke
                                                                    Title:  Secretary


Golden American Life Insurance Company                     By:      /s/  Paula Cludray-Engelke
                                                                    -------------------------------------
                                                                    Name:  Paula Cludray-Engelke
                                                                    Title:  Secretary



                                       23